QUALIFIED UNIT INVESTMENT
                        LIQUID TRUST SERIES ("QUILTS")

                        EQUITY STRATEGIC FIVE, SERIES 1

                           REFERENCE TRUST AGREEMENT


         This Reference Trust Agreement (the "Agreement") dated February 8, 1996 among OCC Distributors, as Depositor, and The Chase Manhattan Bank (National Association), as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Qualified Unit Investment Liquid Trust Series ("QUILTS") And Subsequent Series And Any Other Future Trusts For Which OCC Distributors Acts As Sponsor" dated February 8, 1996 (the "Indenture") (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                               WITNESSETH THAT:


         WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

         WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:


                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

         Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent

338056.1
as though said provisions had been set forth in full in this instrument.

         Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated February 8, 1996, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and, as to the Trustee, its charter and permit to exercise fiduciary powers and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

         Section 1. The following special terms and conditions are hereby agreed to:

         (a) The Securities (including Contract Securities) listed in Schedule A hereto have been deposited in the Trust under this Agreement.

         (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 149,758.

         (c) For the purposes of the definition of Unit in item (19) of
Section 1.1, the fractional undivided interest in and ownership of the Trust per 1,000 Units initially is 1/149758 as of the date hereof.

         (d) The term Record Date shall mean the fifteenth day (or the last business day prior thereto) of June and December, 1996.

         (e) The term Payment Date shall mean the last day (or the last business day prior thereto) of June and December, 1996.

         (f) The First Settlement Date shall mean February 14, 1996.


                                      -2-
338056.1

         (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the date of the last deposit of Additional Securities.

         (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following Schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.86 per 1000 Units:

        rate per 1000 Units                        number of Units outstanding

        $0.62                                      200,000,000 or more
        $0.74                                      100,000,000 - 199,999,999
        $0.80                                      50,000,000 - 99,999,999
        $0.86                                      49,999,999 or less

         (i) For purposes of Section 7.4, the Depositor's maximum supervisory annual fee is hereby specified to be $.25 per 1,000 Units.

         (j) The Termination Date shall mean February 19, 1997.

         (k) Except for temporary certificates evidencing the Units described in paragraph (b) above, ownership of Units of these Series of Qualified Unit Investment Liquid Trust Series ("QUILTS"), shall not be evidenced by certificates.


         IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                        [Signatures on separate pages]


                                      -3-
338056.1

                                    OCC DISTRIBUTORS
                                      as Depositor

                                    By:    OPPENHEIMER FINANCIAL CORP.
                                             as Managing Partner of the
                                             Depositor


                                           By:    /s/ Susan A. Murphy
                                                  Authorized Person




STATE OF NEW YORK            )
                             : ss:
COUNTY OF NEW YORK           )


         I, Carla Vogel, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Susan A. Murphy personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be an Authorized Person of Oppenheimer Financial Corp., a Delaware corporation, appeared before me this day in person, and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act as such Authorized Person and as the free and voluntary act of said Oppenheimer Financial Corp., for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 8th day of February, 1996.


                                            /s/Carla Vogel
                                                     Notary Public



(SEAL)


My Commission expires:  November 1, 1997

338056.1

                                            THE CHASE MANHATTAN BANK
                                              (NATIONAL ASSOCIATION)
                                              as Trustee and Evaluator



                                            By:    /s/Thomas Porrazzo


(SEAL)





STATE OF NEW YORK            )
                             :      ss.:
COUNTY OF NEW YORK           )


         I, Ada Iris Vegas, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Thomas Porrazzo personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be a Vice President of The Chase Manhattan Bank (National Association), appeared before me this day in person, and acknowledged that he/she sealed with the corporate seal of The Chase Manhattan Bank (National Association) and signed and delivered the said instrument as his/her free and voluntary act as such Vice President and as the free and voluntary act of said The Chase Manhattan Bank (National Association), for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 6th day of February, 1996.


                                            /s/Ada Iris Vegas
                                                          Notary Public



(SEAL)

My Commission expires: 6-30-96


338056.1

                                                                    SCHEDULE A




                                    QUILTS

                        Equity Strategic Five, Series 1

                                   PORTFOLIO
                            AS OF FEBRUARY 8, 1996


                                                              Percentage            Market           Cost of
Portfolio     Number of      Name of Issuer (2)                   of                Value          Securities
   No.         Shares        and Ticker Symbol                 Fund (1)           Per Share       to Trust (3)
   ---        --------       -----------------                ----------          ---------       ------------
    1            546         Chevron Corporation - CHV            20.01%            $53.375           $ 29,143
    2            366         General Electric Company -           19.98              79.500             29,097
                             GE
    3            567         General Motors Corporation           20.00              51.375             29,130
                             - GM
    4            717         International Paper                  20.00              40.625             29,128
                             Company - IP
    5            427         Minnesota Mining &                   20.01              68.250             29,143
                             Manufacturing Company -
                             MMM

                             Total                                100.0%                              $145,641
                                                          ===============                       ==============




                            FOOTNOTES TO PORTFOLIO

(1)   Based on the cost of the Securities to the Strategic Five Trust.
(2) Forward contracts to purchase the Securities were entered into on February 8, 1996. All such contracts are expected to be settled on or about the First Settlement Date of the Trust which is expected to be February 14, 1996.
(3) Evaluation of Securities by the Trustee was made on the basis of closing sales prices at the Evaluation Time on the Initial Date of Deposit.

      Addiional information regarding the Strategic Five Trust is as follows:

                                            Sponsor's Profit/Loss
                    Sponsor's                    (Initial Date
                Purchase Price                    of Deposit)

                    $145,641                          $--

                           QUALIFIED UNIT INVESTMENT
                        LIQUID TRUST SERIES ("QUILTS")

                        EQUITY STRATEGIC TEN, SERIES 1

                           REFERENCE TRUST AGREEMENT


         This Reference Trust Agreement (the "Agreement") dated February 8, 1996 among OCC Distributors, as Depositor, and The Chase Manhattan Bank (National Association), as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Qualified Unit Investment Liquid Trust Series ("QUILTS") And Subsequent Series And Any Other Future Trusts For Which OCC Distributors Acts As Sponsor" dated February 8, 1996 (the "Indenture") (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                               WITNESSETH THAT:


         WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

         WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Evaluator agree as follows:


                                   Part III

                    STANDARD TERMS AND CONDITIONS OF TRUST

         Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent

338056.1
as though said provisions had been set forth in full in this instrument.

         Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated February 8, 1996, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and, as to the Trustee, its charter and permit to exercise fiduciary powers and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part IV

                     SPECIAL TERMS AND CONDITIONS OF TRUST

         Section 1. The following special terms and conditions are hereby agreed to:

         (a) The Securities (including Contract Securities) listed in Schedule A hereto have been deposited in the Trust under this Agreement.

         (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 149,534.

         (c) For the purposes of the definition of Unit in item (19) of
Section 1.1, the fractional undivided interest in and ownership of the Trust per 1,000 Units initially is 1/149534 as of the date hereof.

         (d) The term Record Date shall mean the fifteenth day (or the last business day prior thereto) of June and December, 1996.

         (e) The term Payment Date shall mean the last day (or the last business day prior thereto) of June and December, 1996.

         (f) The First Settlement Date shall mean February 14, 1996.


338056.1

         (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the date of the last deposit of Additional Securities.

         (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following Schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.86 per 1000 Units:

        rate per 1000 Units                        number of Units outstanding

        $0.62                                      200,000,000 or more
        $0.74                                      100,000,000 - 199,999,999
        $0.80                                      50,000,000 - 99,999,999
        $0.86                                      49,999,999 or less

         (i) For purposes of Section 7.4, the Depositor's maximum supervisory annual fee is hereby specified to be $.25 per 1,000 Units.

         (j) The Termination Date shall mean February 19, 1997.

         (k) Except for temporary certificates evidencing the Units described in paragraph (b) above, ownership of Units of these Series of Qualified Unit Investment Liquid Trust Series ("QUILTS"), shall not be evidenced by certificates.


         IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                        [Signatures on separate pages]


338056.1

                                    OCC DISTRIBUTORS
                                      as Depositor

                                    By:    OPPENHEIMER FINANCIAL CORP.
                                             as Managing Partner of the
                                             Depositor


                                           By:    /s/Susan A. Murphy
                                                  Authorized Person




STATE OF NEW YORK            )
                             : ss:
COUNTY OF NEW YORK           )


               I, Carla Vogel, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Susan A. Murphy personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be an Authorized Person of Oppenheimer Financial Corp., a Delaware corporation, appeared before me this day in person, and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act as such Authorized Person and as the free and voluntary act of said Oppenheimer Financial Corp., for the uses and purposes therein set forth.

               GIVEN under my hand and notarial seal this 8th day of February, 1996.


                                            /s/Carla Vogel
                                            Notary Public



(SEAL)


My Commission expires:  November 1, 1997

338056.1

                                            THE CHASE MANHATTAN BANK
                                              (NATIONAL ASSOCIATION)
                                              as Trustee and Evaluator



                                            By:    /s/Thomas Porrazo



(SEAL)





STATE OF NEW YORK            )
                             :      ss.:
COUNTY OF NEW YORK           )


         I, Ada Iris Vegas, a Notary Public in and for the said County in the State aforesaid, do hereby certify that Thomas Porrazzo personally known to me to be the same person whose name is subscribed to the foregoing instrument and personally known to me to be a Vice President of The Chase Manhattan Bank (National Association), appeared before me this day in person, and acknowledged that he/she sealed with the corporate seal of The Chase Manhattan Bank (National Association) and signed and delivered the said instrument as his/her free and voluntary act as such Vice President and as the free and voluntary act of said The Chase Manhattan Bank (National Association), for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 6th day of February, 1996.


                                            /s/Ada Iris Vegas
                                                          Notary Public



(SEAL)

My Commission expires: 6-30-96

338056.1

                                                                    SCHEDULE A



                                    QUILTS

                        Equity Strategic Ten, Series 1

                                   PORTFOLIO
                            AS OF FEBRUARY 8, 1996


                                                                                                            Cost of
  Portfo-                                                          Percentage           Market             Securities
    lio          Number of         Name of Issuer                      of               Value               to Trust
    No.            Shares       and Ticker Symbol (2)               Fund (1)          Per Share               (3)
   -----          --------      ---------------------              ----------         ---------               ---

     1              272         Chevron Corporation -                  10.00%           $53.375            $14,518
                                CHV
     2              183         E.I. du Pont De                          9.97            79.125             14,480
                                Nemours & Company - DD
     3              175         Exxon Corporation -                      9.97            82.750             14,481
                                XON
     4              183         General Electric                        10.02            79.500             14,549
                                Company - GE
     5              283         General Motors                          10.02            51.375             14,539
                                Corporation - GM
     6              358         International Paper                     10.02            40.625             14,544
                                Company - IP
     7              178         J.P. Morgan &                           10.02            81.750             14,552
                                Company, Inc. - JPM
     8              213         Minnesota Mining and                    10.02            68.250             14,537
                                Manufacturing
                                Company -MMM
     9              151         Philip Morris                            9.96            95.875             14,476
                                Companies, Inc. - MO
    10              179         Texaco, Inc. - TX                       10.00            81.125             14,521

                                Total                                 100.00%                             $145,197
                                                               ==============                           ==========



                            FOOTNOTES TO PORTFOLIO

(1)   Based on the cost of the Securities to the Strategic Ten Trust.
(2) Forward contracts to purchase the Securities were entered into on February 8, 1996. All such contracts are expected to be settled on or about the First Settlement Date of the Trust which is expected to be February 14, 1996.
(3) Evaluation of Securities by the Trustee was made on the basis of closing sales prices at the Evaluation Time on the Initial Date of Deposit.

      Additional information regarding the Strategic Ten Trust is as follows:

                                          Sponsor's Profit/Loss
                Sponsor's                     (Initial Date
             Purchase Price                    of Deposit)

               $145,197                           $--